Exhibit 10.2

INDEPENDENT AUDITORS’ CONSENT

To the Shareholders of
Gilat Satellite Networks Ltd.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-113932, 333-123649, 333-123410, 333-08826, 333-10092, 333-12466 and 333-12988) of our report dated January 19, 2006 on StarBand Communications, Inc., which is a wholly owned subsidiary, with respect to the consolidated financial statements of Gilat Satellite Networks Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2007.

MAYER HOFFMAN MCCANN P.C.
Plymouth Meeting, Pennsylvania
April 8, 2008